Income Taxes [Text Block]	12 Months Ended
Mar. 31, 2018
Income Tax Disclosure [Abstract]
Income Taxes [Text Block]
7.	INCOME TAXES

Income before Income Tax Expense

Income before income tax expense by jurisdiction for the fiscal years ended March 31, 2016, 2017 and 2018 was as follows:

	2016	2017	2018
	(in millions)
Domestic income (loss)	¥735,128	¥(413,499)	¥803,057
Foreign income	427,542	686,042	858,762

Total	¥1,162,670	¥272,543	¥1,661,819

Income Tax Expense (Benefit)

The detail of current and deferred income tax expense (benefit) for the fiscal years ended March 31, 2016, 2017 and 2018 was as follows:

	2016	2017	2018
	(in millions)
Current:
Domestic	¥293,337	¥176,415	¥180,109
Foreign	137,040	130,406	107,119

Total	430,377	306,821	287,228

Deferred:
Domestic	(22,019)	(217,485)	116,873
Foreign	(38,926)	5,117	3,722

Total	(60,945)	(212,368)	120,595

Income tax expense	369,432	94,453	407,823
Income tax expense (benefit) reported in Accumulated OCI relating to:
Investment securities	(162,535)	20,237	120,588
Debt valuation adjustments (Note 14)	1,793	(3,926)	(960)
Derivatives qualifying for cash flow hedges	1,226	(9,443)	(4,421)
Defined benefit plans	(67,877)	48,504	50,774
Foreign currency translation adjustments	(43,988)	(1,957)	(34,527)

Total	(271,381)	53,415	131,454

Total	¥98,051	¥147,868	¥539,277

The MUFG Group has changed to filing on a consolidated basis for corporate income taxes within Japan beginning with the fiscal year ended March 31, 2015. A consolidated basis for corporate income taxes results in the reporting of taxable income or loss based upon the combined profits or losses of the parent company and its wholly-owned domestic subsidiaries.

On March 29, 2016, the Japanese Diet enacted the “2016 Tax Reform” which reduces in the effective statutory rate of corporate income tax from approximately 33.9% to 31.5% for the fiscal year beginning on or after April 1, 2016. In addition, this “2016 Tax Reform” partially amends the articles in the “2015 Tax Reform” relating to the limitation on the use of net operating loss carryforwards and the carryforward period of certain net operating loss carryforwards in order to equalize the tax burden of companies. That is, changes in the limitation on the use of net operating loss carryforwards from 65% to 60% of taxable income for the period between April 1, 2016 and March 31, 2017, and from 50% to 55% for the period between April 1, 2017 and March 31, 2018, respectively, and one-year decrease in the carryforward period of certain net operating loss carryforwards from ten-year period to nine-year period for the period between April 1, 2017 and March 31, 2018. The change in tax law resulted in a decrease of ¥50,081 million in income tax expense for the fiscal year ended March 31, 2016.

In June 2016, the Tokyo Metropolitan Government Bureau of Taxation promulgated revisions to the local tax law. The revision reduces the effective statutory rate of corporate income tax from approximately 31.5% as of March 31, 2016 to 30.6% for the fiscal year beginning on or after April 1, 2017. The revision resulted in a decrease of ¥26,820 million in income tax expense for the fiscal year ended March 31, 2017.

In the United States of America, on December 22, 2017, the Tax Cuts & Jobs Act was signed into law reducing the federal corporate income tax rate from 35% to 21% effective January 1, 2018. As a result of the reduction in the corporate income tax rate, the MUFG Group revalued its net deferred tax liabilities at March 31, 2018, resulting in a one-time tax benefit of ¥10,395 million.

Reconciliation of Effective Income Tax Rate

Income taxes in Japan applicable to the MUFG Group are imposed by the national, prefectural and municipal governments, and in the aggregate resulted in a normal effective statutory rate of approximately 33.9%, 31.5%, and 30.6% for the fiscal years ended March 31, 2016, 2017 and 2018, respectively. Foreign subsidiaries are subject to income taxes of the countries in which they operate.

A reconciliation of the effective income tax rates reflected in the accompanying consolidated statements of income to the combined normal effective statutory tax rates for the fiscal years ended March 31, 2016, 2017 and 2018 is as follows:

	2016	2017	2018
Combined normal effective statutory tax rate	33.9%	31.5%	30.6%
Nondeductible expenses	0.3	2.0	0.2
Impairment of goodwill	9.7	0.8	—
Foreign tax credit and payments	(1.9)	(9.6)	(1.7)
Lower tax rates applicable to income of subsidiaries	(0.2)	(0.2)	(0.4)
Change in valuation allowance	(4.0)	25.4	(3.0)
Nontaxable dividends received	(1.9)	(12.5)	(2.0)
Undistributed earnings of subsidiaries	0.7	3.5	0.7
Tax and interest expense for uncertainty in income taxes	0.0	(0.6)	0.0
Noncontrolling interest income (loss)	(0.1)	5.4	0.1
Effect of changes in tax laws	(4.3)	(9.8)	(0.6)
Other—net	(0.4)	(1.2)	0.6

Effective income tax rate	31.8%	34.7%	24.5%

Deferred Tax Assets and Liabilities

Deferred tax assets and liabilities are computed for each tax jurisdiction using currently enacted tax rates applicable to periods when the temporary differences are expected to reverse. The tax effects of the items comprising the MUFG Group’s net deferred tax assets at March 31, 2017 and 2018 were as follows:

	2017	2018
	(in millions)
Deferred tax assets:
Allowance for credit losses	¥515,553	¥337,718
Operating loss carryforwards	156,040	167,355
Loans	13,345	3,483
Accrued liabilities and other	174,945	133,728
Premises and equipment, including sale-and-leaseback transactions	86,681	120,505
Derivative financial instruments	96,048	111,677
Valuation allowance	(268,490)	(215,130)

Total deferred tax assets	774,122	659,336

Deferred tax liabilities:
Investment securities (including trading account assets at fair value under the fair value option)	869,931	973,390
Intangible assets	66,692	52,396
Lease transactions	94,255	83,445
Defined benefit plans	8,483	15,484
Other	72,039	119,970

Total deferred tax liabilities	1,111,400	1,244,685

Net deferred tax assets (liabilities)	¥(337,278)	¥(585,349)

The valuation allowance was provided primarily against deferred tax assets recorded at MUFG and its subsidiaries with operating loss carryforwards. The valuation allowance is determined to reduce the measurement of deferred tax assets not expected to be realized. Management considers all available evidence, both positive and negative, to determine whether the valuation allowance is necessary based on the weight of that evidence. Management determines the amount of the valuation allowance based on future reversals of existing taxable temporary differences and future taxable income exclusive of reversing temporary differences. Future taxable income is developed from forecasted operating results, based on recent historical trends and approved business plans, the eligible carryforward periods and other relevant factors.

For certain subsidiaries where strong negative evidence exists, such as the existence of significant amounts of operating loss carryforwards, cumulative losses and the expiration of unused operating loss carryforwards in recent years, a valuation allowance was recognized against the deferred tax assets as of March 31, 2017 and 2018 to the extent that it is more likely than not that they will not be realized.

For the fiscal year ended March 31, 2017, the MUFG Group recorded an additional valuation allowance of ¥60,208 million. This was mainly due to a decline in estimated future taxable income of a certain subsidiary resulting from the downturn in the consumer finance business. Management considered various factors, including the existence of significant amounts of operating loss carryforwards and cumulative operating results over the prior several years of the subsidiary as well as the outlook regarding prospective operating performance of the subsidiary, and determined that sufficient negative evidence existed as of March 31, 2017, to conclude that it was more likely than not that deferred tax assets would not be realizable.

For the fiscal year ended March 31, 2018, the MUFG Group released a valuation allowance of ¥53,360 million which was mainly due to the commencement of a certain subsidiary’s application of the consolidated corporate-tax system. Management believes that the net operating loss carryforwards related to Japanese corporate taxes will be fully utilized by the application of the consolidated corporate-tax system.

Income taxes are not provided on undistributed earnings of certain foreign subsidiaries that are considered to be indefinitely reinvested in the operations of such subsidiaries. At March 31, 2017 and 2018, the undistributed earnings of such foreign subsidiaries amounted to approximately ¥28,338 million and ¥38,358 million, respectively. Determination of the amount of unrecognized deferred tax liabilities with respect to these undistributed earnings is not practicable because of the complexity associated with its hypothetical calculation including foreign withholding taxes and foreign tax credits. MUFG has neither plans nor the intention to dispose of investments in such foreign subsidiaries and, accordingly, does not expect to record capital gains or losses, or otherwise monetize the undistributed earnings of such foreign subsidiaries.

Furthermore, under the Japanese tax law, 95% of a dividend received from a foreign company in which a domestic company has held generally at least 25% of the outstanding shares for a continuous period of six months or more ending on the date on which the dividend is declared can be excluded from the domestic company’s taxable income. Therefore, if undistributed earnings of certain foreign subsidiaries are repatriated through dividends, only 5% of the amount of dividends will be included in taxable income.

Operating Loss and Tax Credit Carryforwards

At March 31, 2018, the MUFG Group had operating loss carryforwards for corporate tax of ¥506,650 million and tax credit carryforwards of ¥37,096 million for tax purposes. Such carryforwards, if not utilized, are scheduled to expire as follows:

	Operating loss carryforwards	Tax credit carryforwards
	(in millions)
Fiscal year ending March 31:
2019	¥2,295	¥800
2020	34,413	206
2021	11,698	200
2022	24,112	106
2023	66,993	106
2024	104,892	116
2025 and thereafter	242,696	31,758
No definite expiration date	19,551	3,804

Total	¥506,650	¥37,096

Uncertainty in Income Tax

The following is a roll-forward of the MUFG Group’s unrecognized tax benefits for the fiscal years ended March 31, 2016, 2017 and 2018:

	2016	2017	2018
	(in millions)
Balance at beginning of fiscal year	¥10,940	¥9,950	¥7,851
Gross amount of increases for current year’s tax positions	1,095	888	427
Gross amount of increases for prior years’ tax positions	162	1,014	6,642
Gross amount of decreases for prior years’ tax positions	—	(95)	(455)
Net amount of changes relating to settlements with tax authorities	(1,299)	(39)	(1,074)
Decreases due to lapse of applicable statutes of limitations	(296)	(3,437)	(253)
Foreign exchange translation and others	(652)	(430)	(221)

Balance at end of fiscal year	¥9,950	¥7,851	¥12,917

The total amounts of unrecognized tax benefits for the years ended March 31, 2016, 2017 and 2018 that, if recognized, would affect the effective tax rate are ¥1,065 million, ¥1,443 million and ¥6,518 million, respectively. The remainder of the uncertain tax positions have offsetting amounts in other jurisdictions or are temporary differences.

The MUFG Group classifies interest and penalties, if applicable, related to income taxes as Income tax expense. Accrued interest and penalties (not included in the “unrecognized tax benefits” above) are a component of Other liabilities. The following is a roll-forward of the interest and penalties recognized in the accompanying consolidated financial statements for the fiscal years ended March 31, 2016, 2017 and 2018:

	2016	2017	2018
	(in millions)
Balance at beginning of fiscal year	¥4,876	¥4,727	¥4,054
Total interest and penalties in the consolidated statements of income	201	(591)	694
Total cash settlements, foreign exchange translation and others	(350)	(82)	(184)

Balance at end of fiscal year	¥4,727	¥4,054	¥4,564

The MUFG Group is subject to ongoing tax examinations by the tax authorities of the various jurisdictions in which it operates. The following are the major tax jurisdictions in which the MUFG Group operates and the status of years under audit or open to examination:

Jurisdiction	Tax years
Japan	2017 and forward
United States—Federal	2010 and forward
United States—California	2014 and forward
Thailand	2010 and forward
Indonesia	2017 and forward

The MUFG Group is currently under continuous examinations by the tax authorities in various domestic and foreign jurisdictions and many of these examinations are resolved every year. The unrecognized tax benefits will decrease since resolved items will be removed from the balance regardless of whether their resolution results in payment or recognition. It is reasonably possible that the unrecognized tax benefits will decrease by approximately ¥4.0 billion during the next twelve months.